Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Paul E. Martin, the Interim Chief Financial Officer of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2005 (the "Report") filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Martin
Paul E. Martin
Interim Chief Financial Officer
(Principal Financial Officer)
November 7, 2005